DREYFUS WORLDWIDE GROWTH FUND

CLASS/TICKER:  A/PGROX, B/PGWBX, C/PGRCX and I/DPWRX

 STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2011

            This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Worldwide Growth Fund (the “Fund”), dated March 1, 2011, as the Prospectus may be revised from time to time.  To obtain a copy of the Fund’s Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556‑0144, visit www.dreyfus.com or call 1-800-554-4611.

            The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Page

Description of the Fund

Management of the Fund

Management Arrangements

How to Buy Shares

Distribution Plan and Shareholder Services Plan

How to Redeem Shares

Shareholder Services

Determination of Net Asset Value

Dividends, Distributions and Taxes

Portfolio Transactions

Summary of Proxy Voting Policy, Procedures and Guidelines of
   The Dreyfus Family of Funds

Information About the Fund

Counsel and Independent Registered Public Accounting Firm

Appendix

B-2 B-13 B-23 B-31 B-40 B-42 B-46 B-53 B-54 B-57 B-63 B-64 B-65 B-66

DESCRIPTION OF THE FUND

            The Fund is a series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), a Maryland corporation formed on February 5, 1993.  Effective December 1, 2008, the Company’s charter was amended by redesignating shares of its common stock as shares of common stock of Dreyfus Worldwide Growth Fund.  The change had no impact on shareholders.  The Fund is an open-end management investment company, known as a mutual fund.  The Fund is a diversified fund, which means that, with respect to 75% of the Fund’s total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

            The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the Fund’s investment adviser.  Dreyfus has engaged Fayez Sarofim & Co. (“Sarofim & Co.”) to serve as the Fund’s sub-investment adviser and to provide day-to-day management of the Fund’s investments, subject to the supervision of Dreyfus.  Dreyfus and Sarofim & Co. are referred to collectively as the “Advisers.”

            MBSC Securities Corporation (the “Distributor”) is the distributor of the Fund’s shares.

Certain Portfolio Securities

            The following information supplements and should be read in conjunction with the Fund’s Prospectus.

            Common Stock.  Stocks represent shares of ownership in a company.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Preferred Stock.  The Fund may purchase preferred stock, which is a class of capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  In general, the market value of preferred stock is its "investment value," or its value as a fixed-income security.  Accordingly, the market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but as with debt securities, is also affected by the issuer's ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Convertible Securities.  The Fund may purchase convertible securities.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

            Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets, EDRs and CDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.

            These securities may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

            Foreign Securities.  The Fund may invest in foreign securities.  “Foreign securities” include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. Government and any of their political subdivisions, agencies or instrumentalities, including supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

            Warrants.  A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time.  The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

            Corporate Debt Securities.  The Fund may invest in debt securities that management believes offer opportunities for capital growth.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income-producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

            Zero Coupon, Pay-In-Kind and Step-Up Securities.  The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The Fund may invest in pay-in-kind bonds, which are debt securities that generally pay interest through the issuance of additional bonds.  The Fund also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.  See “Dividends, Distributions and Taxes.”

            Investment Companies.  The Fund may invest in securities issued by other investment companies.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program in shares of one or more money market funds advised by Dreyfus.  Such investments will not be subject to the limitations described above.  See “Lending Portfolio Securities.”

            Illiquid Securities.  The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective.  These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Money Market Instruments.  When the Advisers determine that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest up to all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper.  The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Techniques

            The following information supplements and should be read in conjunction with the Fund’s Prospectus.

            Borrowing Money.  The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  The Fund, however,  currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

            Lending Portfolio Securities.  The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon as lending agent (the “Lending Agent”).  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in collateral.  Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

            Foreign Currency Transactions.  The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency for investment purposes.

            Foreign currency transactions may involve, for example, the Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive.  The Fund’s success in these transactions may depend on the Advisers’ ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

            The Fund also may enter into forward foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a specified currency at a specified future date.  The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.

            Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

            Forward Commitments.  The Fund may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment but the Fund does not make a payment until it receives delivery from the counterparty.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

            Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

            Equity Securities. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of the Fund’s investments will result in changes in the value of its shares and thus the Fund’s total return to investors.

Although the Fund focuses on “blue chip” multinational companies, it may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the market.  Many technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors.  Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

The Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter.  An IPO is a corporation’s first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation’s future growth.  Special rules of the Financial Industry Regulatory Authority (“FINRA”) apply to the distribution of IPOs.  Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk.  The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

            Foreign Securities.  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.  Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

            Because evidences of ownership of foreign securities usually are held outside the United States, by investing in such securities the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund’s net asset value on days when shareholders have no access to the Fund.

            Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

            Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the Fund’s Prospectus and this Statement of Additional Information that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

            Lower Rated Securities.  The Fund may invest in higher yielding (and, therefore, higher risk) debt securities, such as those rated Ba by Moody’s Investors Service, Inc. (“Moody’s”) or BB by Standard & Poor’s Ratings Services (“S&P”), or Fitch Ratings (“Fitch,” and, together with the other rating agencies, the “Rating Agencies”) and as low as Caa by Moody’s or CCC by S&P or Fitch (commonly known as junk bonds).  The Fund currently intends to invest less than 35% of its net assets in these securities.  They may be subject to certain risks and to greater market fluctuations than lower yielding investment grade securities.  See “Appendix” for a general description of the Rating Agencies’ ratings.  Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities.  The Fund will rely on the Advisers’ judgment, analysis and experience in evaluating the creditworthiness of an issuer.

            You should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time.  These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

            Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

            These securities may be particularly susceptible to economic downturns.  An economic recession could adversely affect the ability of the issuers of lower rated securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

            The Fund may acquire these securities during an initial offering.  Such securities may involve special risks because they are new issues.  The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Advisers will review carefully the credit and other characteristics pertinent to such new issues.

            The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuer, the market prices of these securities may be very volatile during the period no interest is paid.

Investment Restrictions

            Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks (or other instruments with similar economic characteristics).  The Fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its policy to so invest 80% of its assets.  In addition, the Fund also has adopted a policy prohibiting it from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Fund’s investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares.  In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies.  Investment restrictions numbered 11 through 17 are not fundamental policies and may be changed by a vote of a majority of theCompany’s Board members at any time.  The Fund may not:

            1.         Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

            2.         Hold more than 10% of the outstanding voting securities of any single issuer.  This Investment Restriction applies only with respect to 75% of the Fund’s total assets.

            3.         Concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            4.         Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            5.         Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

            6.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).  For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

            7.         Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements.  However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission (the “SEC”) and the Company’s Board.

            8.         Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

            9.         Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6 and 13 may be deemed to give rise to a senior security.

            10.       Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            11.       Purchase securities of any company having less than three years’ continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund’s investments in all such companies to exceed 5% of the value of its total assets.

            12.       Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

            13.       Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            14.       Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund’s Prospectus and Statement of Additional Information.

            15.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

            16.       Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

            17.       Purchase or retain the securities of any issuer if the officers or Board members of the Company or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

            If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 6, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

MANAGEMENT OF THE FUND

Board of the Company

            Board’s Oversight Role in Management.  The Board’s role in management of the Company is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office), the Company’s and the Manager’s Chief Compliance Officer and portfolio management personnel.  The Board’s audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Company’s independent registered public accounting firm and the Company’s Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board also receives reports from counsel to the Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

            Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Company’s Board members not be “interested persons” (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager (“Independent Board members”).  To rely on certain exemptive rules under the 1940 Act, a majority of the Company’s Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Company’s Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

            Information About Each Board Member’s Experience, Qualifications, Attributes or Skills.  Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age)

Position with Company (Since)

	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years ;
Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium sized companies, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Clifford L. Alexander, Jr. (77) Board Member (1986)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 – present)	N/A

David W. Burke (74) Board Member (2007)	Corporate Director and Trustee	N/A
Peggy C. Davis (67) Board Member (1990)	Shad Professor of Law, New York University School of Law (1983 – present)	N/A
Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

Diane Dunst (71) Board Member (2007)	President, Huntting House Antiques ( - present)	N/A

Ernest Kafka (78) Board Member (1986)	Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962 – present)	N/A
Instructor, The New York Psychoanalytic Institute (1981 – present)
Nathan Leventhal (67) Board Member (1989)	Commissioner, NYC Planning Commission (March 2007 – present) Chairman of the Avery-Fisher Artist Program (November 1997 – present)	Movado Group, Inc., Director (2003 – present)

            Each Board member has been a Board member of other Dreyfus mutual funds for over 10 years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation (“BNY Mellon”) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc. a management consulting firm.  Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander.  Mr. Alexander served as a Director of Mutual of America Life Insurance Company from 1989 to 2010.

David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law.  Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York.  Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors.  Ms. Davis has also served as Chair of the Board of the Russell Sage Foundation.

Diane Dunst – Ms. Dunst is President and Founder of Huntting House Antiques, a dealer in 18th and 19th mid-century English and French antiques.  Prior to founding Huntting House Antiques, Ms. Dunst worked in the publishing and advertising industries for more than 30 years, serving as Director of Marketing and Promotion of Lear's Magazine and Manager of Marketing and Promotion at ELLE, and holding various editorial positions at Scholastic, Inc. and Seventeen and marketing positions at BBDO Worldwide, Inc.  In addition, Ms. Dunst serves as a member of the advisory board of Bridges, Memorial Sloan-Kettering Cancer Center's quarterly newsletter for cancer survivors.

Ernest Kafka – Dr. Kafka is a physician, specializing in the psychoanalysis of adults and adolescents.  Since 1981, Dr. Kafka has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions, including Associate Clinical Professor of Psychiatry at Cornell Medical School.  He has held numerous administration positions and has published many articles on subjects in the field of psychoanalysis.

Nathan Leventhal – Mr. Leventhal is a Commissioner of the New York City Planning Commission.  Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

Additional Information About the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Fund, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund’s investments.  The audit committee met four times and the compensation committee met once during the fiscal year ended October 31, 2010.  The nominating and pricing committees had no meetings during the last fiscal year.

            The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2010.

Name of Board Member	Fund	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member

Joseph S. DiMartino	None	Over $100,000

Clifford L. Alexander, Jr.	None	None

David W. Burke	None	None

Peggy C. Davis	None	$10,001 - $50,000

Diane Dunst	None	$1 - $10,000

Ernest Kafka	None	None

Nathan Leventhal	None	None

            As of December 31, 2010, none of the Board members or their immediate family members owned securities of Dreyfus, Sarofim & Co., the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus, Sarofim & Co. or the Distributor.

            The Fund currently pays its Board members its allocated portion of an annual retainer of $90,000 and a fee of $12,000 per in person meeting and $2,000 per telephone meeting attended for the Fund and 11 other funds (comprised of 17 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses.  The Chairman of the Board receives an additional 25% of such compensation.  Each Emeritus Board member generally is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.  The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended October 31, 2010, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2010, is as follows:  [To be updated]

Name of Board Member	Aggregate Compensation From the Fund*	Total Compensation From the Fund and Fund Complex Paid to Board Member(**)
Joseph S. DiMartino	$3,597	$1,060,250 (175)
Clifford L. Alexander, Jr.	$2,693	$345,250
David W. Burke	$2,878	$491,500 (92)
Peggy C. Davis	$2,878	$291,000
Diane Dunst	$2,878	$154,000
Ernest Kafka	$2,878	$154,000
Nathan Leventhal	$2,878	$334,000
Jay I. Meltzer†	$1,204	$61,250
Daniel Rose†	$1,068	$83,750
Warren B. Rudman†	$1,782	$133,195
Sander Vanocur†	$1,166	$90,250

_____________________

*              Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $1,776.

**           Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

†              Messrs. Meltzer, Rose, Rudman and Vanocur became Emeritus Board members as of July 20, 2008, October 31,

               2009, May 18, 2010 and January 8, 2008, respectively

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010.  Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 168 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 168 portfolios) managed by the Manager.  Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), each of which is an affiliate of the Manager.  He is 63 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

JAMES WINDELS, Treasurer since November 2002.  Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 50 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  She is 48 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since December 2009.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since December 2009.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since December 2009.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD CASSARO, Assistant Treasurer since August 2003.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.  Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.  Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 189 portfolios) managed by the Manager.  She is 40 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 193 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.  In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

            The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

Board members and officers as a group owned less than 1% of the Fund’s voting securities outstanding on February 24, 2011.  The following shareholders are known to own of record 5% or more of the Fund’s outstanding voting securities as of February 24, 2011:  Class A:  National Financial Services, 82 Devonshire Street, Boston, MA 02109-3605 – 16.17%; Merrill Lynch, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 10.92%; Pershing LLC, Pershing Div. – Transfer Dept., P.O. Box 2052, 7th Floor, Jersey City, NJ 07303-2052 – 9.39%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9245 – 6.62%; Citigroup Global Markets, Inc., Mutual Fund Processing Dept., 333 West 34th Street, 3rd Floor, New York, NY 10001-2402 – 6.42%; Class B:  National Financial Services, 82 Devonshire Street, Boston, MA 02109-3605 – 18.23%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9245 – 7.72%; Pershing LLC, Pershing Div. –Transfer Dept., P.O. Box 2052, 7th Floor, Jersey City, NJ 07303-2052 – 7.38%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 6.33%; Class C:  Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, 2nd  Floor, Jacksonville, FL 32246-6484 – 27.27%; First Clearing LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9245 – 13.70%; UBS WM USA, 499 Washington Boulevard, Jersey City, NJ 07310-1995 – 11.73%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 7.50%; National Financial Services, 82 Devonshire Street, Boston, MA 02109-3605 – 5.60%; Citigroup Global Markets Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2402 – 5.45%; Class I:  Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, 2nd  Floor, Jacksonville, FL 32246-6484 – 50.16%; Fidelity Investments Institutional Operations Co., Inc. (FIIOC) As Agent for certain Employee Benefit Plans, 100 Magellan Way, Covington, KY 41015-1999 – 21.75%; JPMorgan Chase Bank, FBO ADP/Enterprise 401 K Product, 3 Metrotech Ctr, 6th Floor, Brooklyn, NY 11245-0001 – 13.12%.

A shareholder who beneficially owns directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

Dreyfus supervises investment management of the Fund pursuant to a Management Agreement (the “Management Agreement”) between the Fund and Dreyfus.  The Management Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Management Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, or, on not less than 90 days’ notice, by Dreyfus.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice-President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Jeffrey D. Landau, Ronald P. O'Hanley III, Cyrus Taraporevala and Scott Wennerholm, directors.

            Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  Dreyfus may pay the Distributor for shareholder services from Dreyfus’ own assets, including past profits but not including the management fee paid by the Fund.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers (“Selected Dealers”) and other industry professionals (collectively, “Service Agents”) in respect of these services.  Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

            Sub‑Investment Adviser.  Sarofim & Co. provides investment advisory assistance and day‑to‑day management of the Fund’s investments pursuant to the Sub‑Investment Advisory Agreement (the “Sub‑Advisory Agreement”) between Sarofim & Co. and Dreyfus.  The Sub‑Advisory Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or Sarofim & Co., by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub‑Advisory Agreement is terminable without penalty (i) by Dreyfus on 60 days’ notice, (ii) by the Fund’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ notice, or (iii) by Sarofim & Co. on not less than 90 days’ notice.  The Sub‑Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

            The following persons are officers and/or directors of Sarofim & Co.:  Fayez S. Sarofim, Chairman of the Board and President; Raye G. White, Executive Vice President, Secretary, Treasurer and a director; Charles E. Sheedy and Ralph B. Thomas, Senior Vice Presidents; Robert M. Hopson II, Vice President and Assistant Secretary; and Satish K. Gupta, Christopher B. Sarofim, Catherine P. Crain, Reynaldo Reza, Elizabeth S. Robison, W. Gentry Lee, Jr., Jeff M. Jacobe, John R. Ratcliffe and Daniel S. Crumrine, Vice Presidents.

            Sarofim & Co., using its own assets, including past profits, but not including the sub-investment advisory fee paid by Dreyfus, reimburses Dreyfus for a portion of any advertising and promotional expenditures made from Dreyfus’ own resources.

            Portfolio Management.  Dreyfus manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Fund’s Board.  Sarofim & Co. provides day‑to‑day management of the Fund’s investments, subject to the supervision of Dreyfus and the approval of the Fund’s Board.  Dreyfus and Sarofim & Co. provide the Fund with portfolio managers who are authorized by the Fund’s Board to execute purchases and sales of securities.  The Fund’s primary portfolio manager is Fayez Sarofim.  Charles Sheedy, Christopher B. Sarofim and Catherine Crain also serve as the Fund’s portfolio managers.

            Dreyfus and Sarofim & Co. each maintain research departments with professional staffs of portfolio managers and securities analysts who provide research services for the Fund and other funds advised by Dreyfus and Sarofim & Co.

            The Fund, Dreyfus, Sarofim & Co. and the Distributor have each adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities that may be purchased or held by the Fund.  Dreyfus’ Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus.  In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”).  Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.  The Code of Ethics of the Sub-Adviser also subjects its employees’ personal securities transactions to similar restrictions to ensure that any fund receiving investment management services from the Sub-Adviser is not disadvantaged.  If such restrictions are complied with, the Sub-Advisers’s portfolio managers and other personnel may engage in transactions in securities which may be or are held in fund(s) for which they provide investment management services.

            Portfolio Manager Compensation.  The portfolio managers are compensated by Sarofim & Co., not the Fund, through (i) payment of a fixed annual salary and discretionary annual bonuses and (ii) the possible issuance of stock options and incentive stock options.  The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio manager’s compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.’s Board of Directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager.  A lesser component of the portfolio manager’s compensation results from the possible issuance of stock options and incentive stock options.  Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co.  The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc.  The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted.  There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment.  There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

            Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Fayez S. Sarofim	[_]	$[_]	[_]	$[]	[_]	$[]

            None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Fayez S. Sarofim	Dreyfus Worldwide Growth Fund	Over $1 million

            Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

            Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage Other Accounts.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

            BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

            BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

            Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

            Expenses.  All expenses incurred in the operation of the Fund are borne by the Fund except to the extent specifically assumed by Dreyfus and/or Sarofim & Co.  The expenses borne by the Fund include:  taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Sarofim & Co. or their affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders’ reports and meetings and any extraordinary expenses.  In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.  Class B and Class C shares are subject to an annual distribution fee and Class A, Class B and Class C shares are subject to an annual service fee.  See “Distribution Plan and Shareholder Services Plan.”  All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

            As compensation for Dreyfus’ services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of 0.75% of the value of the Fund’s average daily net assets.  For the fiscal years ended October 31, 2008, 2009 and 2010, the management fees paid by the Fund amounted to $4,825,700, $3,011,959 and $3,202,067, respectively.

            Under the Sub-Advisory Agreement, effective August 3, 2009, Dreyfus has agreed to pay Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of 0.2175% of the value of the Fund’s average daily net assets.  Prior to August 3, 2009, Dreyfus paid Sarofim & Co. an annual fee, payable monthly, as set forth below:

Total Assets	Annual Fee as a Percentage of Fund’s Average Daily Net Assets

0 to $25 million...........................................................................	.11 of 1%
$25 million to $75 million...........................................................	.18 of 1%
$75 million to $200 million.........................................................	.22 of 1%
$200 million to $300 million.......................................................	.26 of 1%
$300 million or more...................................................................	.275 of 1%

For the fiscal years ended October 31, 2008, 2009 and 2010, the sub-investment advisory fees paid by Dreyfus to Sarofim & Co. amounted to $1,597,788, $913,317 and $928,599, respectively.

Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

            The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Fund’s net assets increases.

Distributor.  The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, N ew York 10166, serves as the Fund’s distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.  The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.  Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation."

            The Distributor compensates certain Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC"), and Class C shares at the time of purchase from its own assets.  The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Fund offered Class B shares; the Fund no longer offers Class B shares except in connection with dividend reinvestment and permitted exchanges.  The proceeds of the CDSC and fees pursuant to the Fund's Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Fund shares.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Services Agents a commission of up to 1% of the net asset value of such shares purchased by their clients.  The Distributor generally paid Service Agents on new investments of Class B shares made through such Service Agents 4% of the net asset value of such shares purchased by their clients.  With respect to Class B shares issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the "Acquired Fund"), the proceeds of any CDSC and fees pursuant to the Distribution Plan are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

            The amounts retained on the sale of Fund shares by the Distributor for the fiscal years ended October 31, 2008, 2009 and 2010 from sales loads and from CDSCs, as applicable, with respect to Class A, Class B and Class C shares, are set forth below:

	Fiscal Year Ended 2008	Fiscal Year Ended 2009	Fiscal Year Ended 2010
Class A	$34,876	$25,005	$18,768
Class B	$72,425	$22,165	$19,068
Class C	$7,558	$7,422	$2,690

            The Distributor may pay certain Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments ("Retirement Plans"), or other programs.  The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs").  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents.  The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the Fund to those intermediaries.  Because those payments are not made by you or the Fund, the Fund’s total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing”.  From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts, occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

             Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is the Fund’s transfer and dividend disbursing agent.  Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.  The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

             The Bank of New York Mellon (the “Custodian”), an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, serves as custodian of the Fund’s investments.  The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund’s securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

            General.  The Fund offers Class A, Class C and Class I shares.  Class A and Class C shares may be purchased only by clients of certain Service Agents, including the Distributor.  Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.  You will be charged a fee if an investment check is returned unpayable.  Stock certificates are issued only upon your written request.  No certificates are issued for fractional shares.

The Fund reserves the right to reject any purchase order.  The Fund will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA Patriot Act of 2001.  Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities brokers-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Fund will not accept cash, travelers’ checks or money orders as payment for shares.

As of June 1, 2006 (the “Effective Date”), Class B shares of the Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under “Shareholder Service—Fund Exchanges”) as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of the Fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in the Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A features and Distribution Plan and Service Plan fees, will continue in effect.

            Class I shares are offered only to (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Fund’s distributor to offer Class I shares to their clients, (ii) institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs (Class I shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA that has entered into an agreement with the Fund’s distributor to offer Class I shares to such Retirement Plan or SEP-IRA), (iii) law firms or attorneys acting as trustees or executors/administrators, (iv) foundations and endowments that make an initial investment in the Fund of at least $1 million, (v) sponsors of college savings plans that qualify for tax exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”), that maintain an omnibus account with the Fund and do not require shareholder tax reporting on 529 account support responsibilities from the Fund’s distributor, (vi) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available, and (vii) certain funds in the Dreyfus Family of Funds.  In addition, holders of Class I shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so.  Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

            When purchasing Fund shares, you must specify which Class is being purchased.  Your Service Agent can help you choose the share class that is appropriate for your investment.  The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund.  Please refer to the Fund’s Prospectus for a further discussion of those factors.

            In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

            Service Agents may receive different levels of compensation for selling different Classes of shares.  Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard.  As discussed under “Management Arrangements-Distributor”, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

            For Class A, Class C and Class I shares of the Fund, the minimum initial investment is $1,000.  Subsequent investments must be at least $100.  However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases.  The initial investment must be accompanied by the Account Application.   Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by Dreyfus, including members of the Fund’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund.  Fund shares are offered without regard to the minimum initial or subsequent investment amount requirements to shareholders purchasing Fund shares through wrap fee accounts or other fee based programs.  The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund.  The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

            The minimum initial investment through an exchange for Class B shares of the Fund is $1,000.  Subsequent exchanges for Class B shares of the Fund must be at least $500.

                        The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government-sponsored programs.  These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan or government sponsored programs.  Participants and plan sponsors should consult their tax advisers for details.

            The Fund may, in its discretion, accept securities in payment for Fund shares.  Securities may be accepted in payment for shares only if they are, in the judgment of the Manager, appropriate investments for the Fund.  These securities are valued by the same method used to value the Fund’s existing portfolio holdings.  The contribution of securities to the Fund may be a taxable transaction to the shareholder.

            Class A, C and I shares also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under “Shareholder Services.”  These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

            Fund shares are sold on a continuous basis.  Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern time), on each day the NYSE is open for regular business.  Net asset value per share of each Class is computed by dividing the value of the Fund’s net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.  For information regarding the methods employed in valuing the Fund’s investments, see “Determination of Net Asset Value.”

            If an order is received in proper form by the Transfer Agent or other authorized entity to receive orders on behalf of the Fund by the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day.  Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on the next regular business day, except where shares are purchased through a dealer as provided below.

            Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day.  Otherwise, the orders will be based on the next determined public offering price.  It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.  For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

            Class A Shares.  The public offering price for Class A shares is the net asset value per share of that Class plus (except for shareholders beneficially owning Class A shares on November 30, 1996 and for shareholders beneficially owning Class T shares exchanged for Class A shares) a sales load as shown below:

	Total Sales Load* - Class A
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers’ Reallowance as a % of offering price
Less than $50,000.........................	5.75	6.10	5.00
$50,000 to less than $100,000......	4.50	4.70	3.75
$100,000 to less than $250,000....	3.50	3.60	2.75
$250,000 to less than $500,000....	2.50	2.60	2.25
$500,000 to less than $1,000,000.	2.00	2.00	1.75
$1,000,000 or more......................	-0-	-0-	-0-

_____________________

*          Due to rounding the actual sales load you pay may be more or less than that calculated using these percentages.

            For shareholders who beneficially owned Class A shares on November 30, 1996, the public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load* - Class A
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers’ Reallowance as a % of offering price
Less than $50,000.........................	4.50	4.70	4.25
$50,000 to less than $100,000......	4.00	4.20	3.75
$100,000 to less than $250,000....	3.00	3.10	2.75
$250,000 to less than $500,000....	2.50	2.60	2.25
$500,000 to less than $1,000,000.	2.00	2.00	1.75
$1,000,000 or more......................	-0-	-0-	-0-

_____________________

*          Due to rounding the actual sales load you pay may be more or less than that calculated using these percentages.

            Effective February 4, 2009 (the “Exchange Date”), the Fund no longer offers Class T shares.  Holders of Class T shares of the Fund as of the Exchange Date received automatically in exchange for their Class T shares Class A shares of the Fund having an aggregate net asset value equal to the aggregate value of the shareholder’s Class T shares.  For shareholders of the Fund who received Class A shares of the Fund in exchange for their Class T shares of the Fund on the Exchange Date, the public offering price for Class A shares of the Fund is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load* - Class A
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers’ Reallowance as a % of offering price
Less than $50,000.........................	4.50	4.70	4.00
$50,000 to less than $100,000......	4.00	4.20	3.50
$100,000 to less than $250,000....	3.00	3.10	2.50
$250,000 to less than $500,000....	2.00	2.00	1.75
$500,000 to less than $1,000,000.	1.50	1.50	1.25
$1,000,000 or more......................	-0-	-0-	-0-

*          Due to rounding the actual sales load you pay may be more or less than that calculated using these percentages.

            Class A shares purchased without an initial sales charge as a part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as a part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.  See “Management Arrangements—Distributor.”

            Dealer Reallowance – Class A.  The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.  The Distributor, a its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager, which are sold with a sales load, such as Class A shares.  In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.  See Management Arrangements—Distributor.”

            Sales Loads – Class A.  The scale of sales loads applies to purchases of Class A shares made by any “purchaser,” which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

            Set forth below is an example of the method of computing the offering price of the Fund’s Class A shares.  The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund’s Class A shares on October 31, 2010:

Class A
Net Asset Value per Share.................................................................	$40.31
Per Class A Share Sales Charge - 5.75%* of offering price (6.10% of net asset value per share).....................	$ 2.46
Per Share Offering Price to the Public................................................	$42.77

_____________________

*    Class A shares purchased by shareholders beneficially owning Class A shares on November 30, 1996 or Class T shares exchanged for Class A shares are subject to a different sales load schedule, as described above.

            Class A shares offered at Net Asset Value.  Full-time employees of FINRA member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege.  This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value.  In addition, Class A shares are offered at net asset value to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus or its affiliates, including members of the Fund’s Board, or the spouse or minor child of any of the foregoing.

            Class A shares may be purchased at net asset value without a sales load, through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

            Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

            Class A shares of the Fund may be purchased at net asset value without a sales load, if a shareholder was a holder of shares of Dreyfus Global Growth Fund and received Class A shares of the Fund on August 28, 2002 as part of the combination of the two funds.  The sales load waiver does not apply to accounts opened after August 28, 2002 or to purchases of other Fund classes.

            Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund since on or before February 28, 2006.

            Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor’s exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.  Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

            Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

            Class A shares are offered at net asset value without a sales load to employees participating in Retirement Plans.  Class A shares may also be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA “Rollover Accounts” with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers.  Upon establishing the Rollover Account in the Fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the Fund at net asset value in such account.

            Right of Accumulation--Class A Shares.  Reduced sales loads apply to any purchase of Class A shares, by you and any related “purchaser” as defined above, where the aggregate investment, including such purchase, is $50,000 or more.  If, for example, you previously purchased and still hold shares of the Fund, or shares of certain other funds advised by Dreyfus which are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as “Eligible Funds”), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price.  All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.  Class A shares purchased by shareholders beneficially owning Class A shares on November 30, 1996 or Class T shares exchanged for Class A shares are subject to a different sales load schedule, as described above under “Class A Shares.”

            To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

            Class B Shares.  Class B shares of the Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. The public offering price for Class B shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund’s Prospectus and in this Statement of Additional Information under “How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares.”

            Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class.  Class B shares of the Fund that have been acquired through the reinvestment of the Fund’s dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder’s Class B shares converting to Class A shares bears to the total Class B shares held by the shareholder not acquired through the reinvestment of the Fund’s dividends and distributions.

            Class B shares of the Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules.  See “How to Redeem Shares—Contingent Deferred Sales Charge—Class B Shares.”

            Class C Shares.  The public offering price for Class C shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See “How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares.”

            Class I Shares.  The public offering for Class I shares is the net asset value per share of that Class.

            Dreyfus TeleTransfer Privilege.  You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

            Dreyfus TeleTransfer  purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the public offering price determined on     that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the public offering price determined on the next business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer  Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See “How to Redeem Shares—Dreyfus TeleTransfer  Privilege.”

            Reopening an Account.  You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

            Converting Shares.  Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of shares of the Fund.  The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize a taxable gain or loss as a result of the conversion.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

            Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

            Distribution Plan.  Rule 12b-1 (the “Rule”) adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Fund’s Board has adopted such a plan (the “Distribution Plan”) with respect to the Fund’s Class B and Class C shares pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.  The Fund’s Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of its Class B and Class C shares.

            A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a Fund’s Class B or Class C shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Fund’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan.  As to the relevant Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

            For the fiscal year ended October 31, 2010, the Fund paid the Distributor $61,489 and $371,059, with respect to Class B and Class C, respectively, pursuant to the Distribution Plan.

            Shareholder Services Plan.  The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of the Fund’s Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts.  Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

            A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan.  As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

            For the fiscal year ended October 31, 2010, the Fund paid the Distributor $913,278, $20,497 and $123,686, with respect to Class A, Class B and Class C, respectively, pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

            General.  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer  Privilege or through Dreyfus-Automatic  Asset Builder®  and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, the Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer  Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer  purchase or the Dreyfus-Automatic  Asset Builder®  order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

            If you hold shares of more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed.  If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

            Contingent Deferred Sales Charge--Class B Shares.  A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption.  No CDSC will be imposed to the extent that the net asset value of the Class B shares of the Fund redeemed does not exceed (i) the current net asset value of Class B shares of the Fund acquired through reinvestment of Fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares of the Fund above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

            If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund’s performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

            In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares.  Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares, except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds
First............................................................	4.00
Second.......................................................	4.00
Third..........................................................	3.00
Fourth........................................................	3.00
Fifth...........................................................	2.00
Sixth...........................................................	1.00*

* These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

The following table sets forth the rates of the CDSC payable to the Acquired Fund’s former distributor and the conversion to Class A schedule for Class B shares of the Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First............................................................	5.00
Second.......................................................	4.00
Third..........................................................	3.00
Fourth........................................................	3.00
Fifth...........................................................	2.00
Sixth...........................................................	1.00
Seventh......................................................	0.00
Eighth........................................................	0.00**

**  These Class B shares will automatically convert into Class A shares at the end of the       calendar quarter that is eight years after the initial purchase of the Class B shares of the          Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before             December 1, 2003).

            In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing shares of the Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (or eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

            For example, assume an investor purchased 100 shares of the Fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional shares of the Fund through the reinvestment of the Fund dividends.  During the second year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

            Contingent Deferred Sales Charge--Class C Shares.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase.  The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares.  See “Contingent Deferred Sales Charge--Class B Shares” above.

            Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below.  If the Company’s Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund’s Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

            To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.

            Redemption Through a Selected Dealer.  If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.  If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day.  If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day.  It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner.  The proceeds of the redemption are credited to your account with the Selected Dealer.  See “How to Buy Shares” for a discussion of additional conditions or fees that may be imposed upon redemption.

            In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders.  Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day.  Otherwise, the shares will be redeemed at the next determined net asset value.  It is the responsibility of the Selected Dealer to transmit orders on a timely basis.  The Selected Dealer may charge the shareholder a fee for executing the order.  This repurchase arrangement is discretionary and may be withdrawn at any time.

            Reinvestment Privilege.  Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested.  The Reinvestment Privilege may be exercised only once.

            Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.  To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates; Signatures.”

            Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  Redemption proceeds will be on deposit in the your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  You should be aware that if you have selected the Dreyfus TeleTransfer  Privilege, any request for a Dreyfus TeleTransfer  transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer  Privilege.  See “How to Buy Shares--Dreyfus TeleTransfer  Privilege.”

            Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be charged to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

            Redemption Commitment.  The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the Fund in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund’s securities are valued.  If the recipient sells such securities, brokerage charges would be incurred.

            Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

            Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  Shares of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

            A.        Exchanges for shares of funds offered without a sales load will be made without a sales load.

            B.        Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C.        Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.        Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the purchased shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

            E.         Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

            To accomplish an exchange under item D above, your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the “General Fund”), a money market fund advised by Dreyfus. The shares so purchased will be held in a special account created solely for this purpose (“Exchange Account”).  Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Family of Funds.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund’s Exchange Account. In addition, the time Class B shares are held in the General Fund’s Exchange Account will be taken into account for purposes of calculating when such shares covert to Class A shares. If your Class B shares are held in the General Fund’s Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“Worldwide Dollar Fund”), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in a Worldwide Dollar Fund’s Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund’s Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Family of Funds, shares of certain other funds in the Dreyfus Family of Funds and the General Fund.  See “How to Redeem Shares.” Redemption proceeds for Exchange Account shares are paid by Federal wire or check only.  Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as describe below.

            To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express (R) voice-response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

            To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

            Exchanges of Class I shares held by a Retirement Plan may be made only between the investor’s Retirement Plan account in one fund and such investor’s Retirement Plan account in another fund.

During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund’s shares.  In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

            Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder (including, for Class B shares, Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts.  With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor’s Retirement Plan account in one fund and such investor’s Retirement Plan account in another fund.  Shares will be exchanged on the basis of relative net asset value as described above under “Fund Exchanges.”  Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.  Shares held under IRA and other retirement plans are eligible for this Privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to all other retirement accounts, exchanges may be made only among those accounts.

            Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.

            Shareholder Services Forms and prospectuses for the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-554-4611, or visiting www.dreyfus.com. The Fund reserves the right to reject any exchange request in whole or in part.  Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

            Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic  Asset Builder permits you to purchase Class A, C or I shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

            Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, C or I shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’, military or other payments from the U.S. Government automatically deposited into your fund account.

Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Class A, C or I shares (minimum $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period.

            Dreyfus Dividend Options.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, C or I shares of the Fund in shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder.  Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

(a)        Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

(b)        Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

(c)        Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by a fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

(d)       Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

            Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.  Banks may charge a fee for this service.

            Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account  by calling 1-800-554-4611. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent.  Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

            No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

            Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans.  Participants should consult their Retirement Plan sponsor and tax adviser for details.  Such a withdrawal plan is different than the Automatic Withdrawal Plan.

            Letter of Intent--Class A Shares.  By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent.  Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-554-4611.

            Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent.  The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.  When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount credited to your account.  If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent.  If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months.  If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account.  Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load.  At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.  Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

            Corporate Pension/Profit-Sharing and Personal Retirement Plans.  The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan.  In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and Rollover IRAs) and Education Savings Accounts and 403(b)(7) Plans.  Plan support services also are available.

            If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

            The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.

            Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.  Purchases for these plans may not be made in advance of receipt of funds.

            You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

            Valuation of Portfolio Securities.  The Fund’s investments are valued on the basis of market quotation or official closing prices.  Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sales price.  Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes.  Bid price is used when no asked price is available.  Substantially all of the Fund’s fixed-income investments (excluding short-term investments) are valued by one or more independent pricing services (the “Service”) approved by the Fund’s Board.  Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other fixed-income investments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  Any assets or liabilities initially expressed in terms of foreign currency will  be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York, or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers.  Forward currency contracts will be valued at the current cost of offsetting the contract.  If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund’s securities.  Short‑term investments may be carried at amortized cost, which approximates value.  Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund’s shares.  Because of the difference in operating expenses incurred by each Class, the per share asset value of each Class will differ.

Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Fund's Board.  Fair value of investments may be determined by the Fund’s Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values.  Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund investors have no access to the Fund.  Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased.  This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities.  Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.  Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

            NYSE Closings.  The holidays (as observed) on which the NYSE is closed currently are:  New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

            Management believes that the Fund has qualified for treatment as a regulated investment company (“RIC”) under the Code for the fiscal year ended October 31, 2009.  The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a RIC, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short‑term capital gain) to its shareholders and meet certain asset diversification and other requirements.  If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.  The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

            If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

            Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the Fund’s Prospectus.  In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long‑term capital loss to the extent of the capital gain distribution received.

            In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund’s income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  In order to be eligible for the preferential rate, the investor in the Fund must have held his or her shares in the Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend.  Additional restrictions on an investor’s qualification for the preferential rate may apply.

            In general, dividends (other than capital gain dividends) paid by the Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 91-day period commencing 45 days before the Fund shares become ex-dividend.  Additional restrictions on an investor’s ability to claim the dividends received deduction may apply.

            The Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries.  The Fund may make an election provided that more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies certain distribution requirements.  The foreign tax credit available to shareholders is subject to certain limitations.

            Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies and non‑U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Finally, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

            Gain or loss, if any, realized by the Fund from certain financial futures, forward contracts and options transactions (“Section 1256 contracts”) will be treated as 60% long‑term capital gain or loss and 40% short‑term capital gain or loss.  Gain or loss will arise upon the exercise or lapse of Section 1256 contracts and options as well as from closing transactions.  In addition, any Section 1256 contract remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

            Offsetting positions held by the Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.”  To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position.  In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute “mixed straddles.”  The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

            If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

            If the Fund invests in an entity that is classified as a “passive foreign investment company” (“PFIC”) for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund.  In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

            Investment by the Fund in securities issued or acquired at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments.  For example, the Fund could be required to accrue as income each year a portion of the discount (or deemed discount) at which such securities were issued and to distribute such income.  In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

            Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of the Manager and an affiliated entity in the BNY Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders.  The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price.  In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) the availability of natural liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.  If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitability to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate)  will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule  17a-7 under the 1940 Act.

IPO Allocations.  Certain funds advised by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs.  In deciding whether to purchase an IPO, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with the fund’s and/or account’s investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of “hot” IPOs, where the Manager (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Manager (or where applicable, a sub-adviser or Dreyfus affiliate).  “Hot” IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among funds and/or accounts will be based on relevant net asset values.  Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody, and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due transaction costs, market liquidity and other factors unique to international markets.

Soft Dollars.  Subject to the policy of seeking the best combination of price and execution, a fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934.  Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products.  These arrangements are often called “soft dollar” arrangements.  Research and brokerage services and products that provide lawful and appropriate assistance to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in performing investment decision-making responsibilities fall within the safe harbor.

The services and products provided under these arrangements permit the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news, technical and portfolio analyses, economic forecasting and interest rate projections, and historical information on securities and companies. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) also may defray the costs of certain computer and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may have both a research function and a non-research administrative function (a "mixed use").  If the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) determines that any research product or service has a mixed use, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in hard dollars.  Any such allocation may create a conflict of interest for the Manager (and where applicable, a sub-adviser or Dreyfus affiliate).

Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization.  The affiliated entity effects trades for funds managed by these dual employees.  Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to compensate the selected brokerage firm for research provided.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in providing investment advice to any of the funds or clients it advises.  Likewise, information made available to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client.  Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

            For the fiscal year ended October 31, 2009, the aggregate amount of the Fund's securities transactions effected on an agency basis through a broker was $[to be updated], and the aggregate amount of commissions and concessions related to such transactions was $[to be updated].  In those instances where a broker provided research services in addition to execution services, the research services fell within the safe harbor referred to above. No "mixed use" services or products were provided by brokers effecting securities transactions on an agency basis for the Fund.

            Brokerage Commissions.  The Fund contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) or their affiliates.  The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) are reasonable and fair.

            For the fiscal years ended October 31, 2008, 2009 and 2010, the Fund paid total brokerage commissions of 234,149, $64,407 and $75,513, respectively, none of which was paid to the Distributor.  For the fiscal years ended October 31, 2008, 2009 and 2010, the Fund did not pay any concessions related to such transactions.

            The Fund contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or its affiliates.  The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair.

            Regular Broker-Dealers.  The Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities.  For the fiscal year ended October 31, 2009, the Fund acquired securities of its regular brokers or dealers.  The following is a list of the issuers of the securities and the aggregate value per issuer, as of October 31, 2010, of such securities:

Name of Regular Broker or Dealer	Aggregate Value Per Issuer
J.P. Morgan Securities Inc.	$2,450,000

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each Fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings, at month-end, with a one-month lag, at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund, or its duly authorized service providers, will disclose daily, on www.dreyfus.com, the Fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about fund portfolio holdings.  A fund may distribute its portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include a fund’s custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings must be authorized by the Fund’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund's Board.

SUMMARY OF PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the Fund's portfolio.  Dreyfus, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts.  An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interest of its clients and precludes the adviser from subrogating the clients' interests to its own.  In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

Dreyfus seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus’ and its affiliates’ discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or Dreyfus' policies on specific issues.  Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information.  With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.  With respect to securities lending transactions, Dreyfus seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.  In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals.  The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote.  However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues.   Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company.  The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues are evaluated and voted separately by the Fund’s portfolio manager in accordance with such policies, rather than pursuant to the PPC process described above.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model.  This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised.  After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information.  The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

Information regarding how proxies were voted for the funds is available on the Dreyfus Family of Funds' website at http://www.dreyfus.com  and on the SEC's website at http://www.sec.gov  on the Fund's Form N-PX filed with the SEC.

INFORMATION ABOUT THE FUND

            Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non‑assessable.  Fund shares have no preemptive or subscription rights and are freely transferable.

            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of Board members or the appointment of auditors.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office.  Shareholders may remove a Board member by the affirmative vote of a majority of the Fund’s outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund’s performance and its shareholders.  If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request or terminate the investor’s exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive trading.  In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund’s management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund.  If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor.  While the Fund will take reasonable steps to prevent excessive short term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

            The Fund will send annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund’s Prospectus.

            Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, have been selected as the independent registered public accounting firm for the Fund.

APPENDIX

Rating Categories

Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings (“Fitch”):

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Note:  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus

(-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A

Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC

High default risk. Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to long-term and short-term ratings:  A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’